Quarterly Holdings Report
for
Fidelity Advisor Freedom® Income Fund
June 30, 2024
AFF-NPRT1-0824
1.818360.119
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.29% to 5.33% 7/25/24 (b) (Cost $428,492)	430,000	428,499

Domestic Equity Funds - 10.3%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	188,482	3,616,970
Fidelity Advisor Series Growth Opportunities Fund (c)	160,073	2,565,974
Fidelity Advisor Series Small Cap Fund (c)	90,035	1,166,857
Fidelity Series All-Sector Equity Fund (c)	98,540	1,213,027
Fidelity Series Commodity Strategy Fund (c)	22,100	2,149,707
Fidelity Series Large Cap Stock Fund (c)	208,309	4,778,612
Fidelity Series Large Cap Value Index Fund (c)	30,638	480,098
Fidelity Series Opportunistic Insights Fund (c)	121,757	2,908,781
Fidelity Series Small Cap Core Fund (c)	9,015	103,854
Fidelity Series Small Cap Opportunities Fund (c)	105,990	1,583,494
Fidelity Series Stock Selector Large Cap Value Fund (c)	206,322	2,830,737
Fidelity Series Value Discovery Fund (c)	189,467	2,898,840
TOTAL DOMESTIC EQUITY FUNDS (Cost $18,202,758)		26,296,951

International Equity Funds - 13.1%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	111,109	1,676,635
Fidelity Series Emerging Markets Fund (c)	296,073	2,726,828
Fidelity Series Emerging Markets Opportunities Fund (c)	579,550	10,901,341
Fidelity Series International Growth Fund (c)	265,280	4,859,924
Fidelity Series International Small Cap Fund (c)	216,216	3,686,491
Fidelity Series International Value Fund (c)	387,717	4,900,745
Fidelity Series Overseas Fund (c)	345,974	4,867,861
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $23,168,744)		33,619,825

Bond Funds - 66.4%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	5,295,652	51,261,916
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	16,505	125,932
Fidelity Series Emerging Markets Debt Fund (c)	171,253	1,337,489
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	47,860	423,558
Fidelity Series Floating Rate High Income Fund (c)	27,597	247,823
Fidelity Series High Income Fund (c)	163,934	1,380,321
Fidelity Series International Credit Fund (c)	30,021	243,471
Fidelity Series International Developed Markets Bond Index Fund (c)	1,151,356	9,844,092
Fidelity Series Investment Grade Bond Fund (c)	9,883,196	97,645,979
Fidelity Series Long-Term Treasury Bond Index Fund (c)	1,299,548	7,134,518
Fidelity Series Real Estate Income Fund (c)	25,931	251,272
TOTAL BOND FUNDS (Cost $183,795,761)		169,896,371

Short-Term Funds - 10.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d)	326,864	326,929
Fidelity Series Government Money Market Fund 5.42% (c)(e)	20,593,573	20,593,573
Fidelity Series Short-Term Credit Fund (c)	505,474	4,989,028
TOTAL SHORT-TERM FUNDS (Cost $25,917,431)		25,909,530

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $251,513,186)	256,151,176
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(128,777)
NET ASSETS - 100.0%	256,022,399

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	11	Sep 2024	598,510	(494)	(494)

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	89	Sep 2024	9,788,609	61,220	61,220
CBOT 5-Year U.S. Treasury Note Contracts (United States)	55	Sep 2024	5,861,797	28,816	28,816

TOTAL TREASURY CONTRACTS					90,036

TOTAL PURCHASED					89,542

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	11	Sep 2024	3,036,825	(7,154)	(7,154)

TOTAL FUTURES CONTRACTS					82,388
The notional amount of futures purchased as a percentage of Net Assets is 6.3%
The notional amount of futures sold as a percentage of Net Assets is 1.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $428,499.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	188,974	861,098	723,136	2,793	(7)	-	326,929	0.0%
Total	188,974	861,098	723,136	2,793	(7)	-	326,929

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	2,215,270	794,306	83,526	-	1,372	689,548	3,616,970
Fidelity Advisor Series Growth Opportunities Fund	1,559,983	618,227	65,326	-	1,371	451,719	2,565,974
Fidelity Advisor Series Small Cap Fund	760,233	337,963	28,595	-	(208)	97,464	1,166,857
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	33,781,641	19,290,907	1,737,897	17,686	(29,097)	(43,638)	51,261,916
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	83,566	48,433	3,343	33	(571)	(2,153)	125,932
Fidelity Series All-Sector Equity Fund	730,231	377,994	27,756	-	260	132,298	1,213,027
Fidelity Series Canada Fund	1,114,687	427,054	98,863	-	2,133	231,624	1,676,635
Fidelity Series Commodity Strategy Fund	1,122,494	1,243,714	88,841	-	(23,685)	(103,975)	2,149,707
Fidelity Series Emerging Markets Debt Fund	886,357	557,290	36,756	13,053	(1,118)	(68,284)	1,337,489
Fidelity Series Emerging Markets Debt Local Currency Fund	286,879	171,340	10,874	-	(675)	(23,112)	423,558
Fidelity Series Emerging Markets Fund	1,834,552	899,404	217,682	-	(961)	211,515	2,726,828
Fidelity Series Emerging Markets Opportunities Fund	7,363,645	2,925,167	905,126	-	123,298	1,394,357	10,901,341
Fidelity Series Floating Rate High Income Fund	162,872	93,767	6,686	3,666	(15)	(2,115)	247,823
Fidelity Series Government Money Market Fund 5.42%	13,462,388	7,788,047	656,862	178,409	-	-	20,593,573
Fidelity Series High Income Fund	915,852	559,036	40,686	14,061	(1,993)	(51,888)	1,380,321
Fidelity Series International Credit Fund	124,403	144,513	89	1,662	5	(25,361)	243,471
Fidelity Series International Developed Markets Bond Index Fund	6,533,165	4,047,090	249,483	76,328	(6,926)	(479,754)	9,844,092
Fidelity Series International Growth Fund	3,148,157	1,088,838	182,742	-	1,294	804,377	4,859,924
Fidelity Series International Small Cap Fund	2,525,810	982,364	100,264	-	8,904	269,677	3,686,491
Fidelity Series International Value Fund	3,163,165	1,316,654	184,797	-	1,044	604,679	4,900,745
Fidelity Series Investment Grade Bond Fund	65,072,621	38,826,622	3,189,544	688,549	(94,793)	(2,968,927)	97,645,979
Fidelity Series Large Cap Stock Fund	2,974,462	1,001,892	149,631	-	2,264	949,625	4,778,612
Fidelity Series Large Cap Value Index Fund	287,361	162,226	10,794	-	(8)	41,313	480,098
Fidelity Series Long-Term Treasury Bond Index Fund	5,629,491	3,707,714	1,089,905	42,034	(528,607)	(584,175)	7,134,518
Fidelity Series Opportunistic Insights Fund	1,754,944	572,704	66,572	-	1,505	646,200	2,908,781
Fidelity Series Overseas Fund	3,156,580	1,355,983	247,101	-	9,535	592,864	4,867,861
Fidelity Series Real Estate Income Fund	164,864	93,623	6,689	2,568	(107)	(419)	251,272
Fidelity Series Short-Term Credit Fund	3,528,626	1,772,792	313,702	32,812	(2,743)	4,055	4,989,028
Fidelity Series Small Cap Core Fund	51,034	52,461	34	321	4	389	103,854
Fidelity Series Small Cap Opportunities Fund	964,012	398,115	36,109	-	(110)	257,586	1,583,494
Fidelity Series Stock Selector Large Cap Value Fund	1,729,173	1,032,865	64,739	-	(430)	133,868	2,830,737
Fidelity Series Value Discovery Fund	1,771,600	1,031,079	66,548	-	(469)	163,178	2,898,840
	168,860,118	93,720,184	9,967,562	1,071,182	(539,527)	3,322,535	255,395,748

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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